UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
February 11, 2016

Quotient Technology Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Logue Avenue
Mountain View, California 94043

(Address of principal executive offices)

(650) 605-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 11, 2016, Quotient Technology Inc. (the “Company”) issued a press release regarding financial results for the fourth quarter and fiscal year ended December 31, 2015. The Company also posted on its website (www.quotient.com) slides with accompanying prepared remarks regarding such financial results. Copies of the press release and slides are attached as Exhibits 99.1 and 99.2, respectively, and the information in Exhibits 99.1 and 99.2 is incorporated herein by reference.

The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

Quotient Technology Inc. Stock Repurchase Program

On February 11, 2016, the Company announced a stock repurchase program pursuant to which the Company is authorized to repurchase up to $50 million of the Company’s common stock through February 2017, unless earlier terminated by the Board of the Company. Stock repurchases may be made from time-to-time in open market transactions or privately negotiated transactions. The timing of any repurchases and the actual number of shares repurchased will depend on a variety of factors. The Company may suspend, modify or terminate this repurchase program at any time without prior notice. The Company issued a press release to announce the adoption of the stock repurchase program, attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated February 11, 2016, regarding financial results of Quotient Technology Inc. for the fourth quarter and fiscal year ended December 31, 2015 and stock repurchase program.
99.2	Slides, dated February 11, 2016, regarding financial results of the fourth quarter and fiscal year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quotient Technology Inc.

	By:	/s/ Jennifer Ceran
Jennifer Ceran
Chief Financial Officer
Date: February 11, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated February 11, 2016, regarding financial results of Quotient Technology Inc. for the fourth quarter and fiscal year ended December 31, 2015 and stock repurchase program.
99.2	Slides, dated February 11, 2016, regarding financial results of the fourth quarter and fiscal year ended December 31, 2015.